Exhibit 10.1

SECOND MODIFICATION AGREEMENT
DATE:                        September 6, 2012

PARTIES: Borrower:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership
Administrative Agent        JPMORGAN CHASE BANK, N.A., a national
for the Lenders:        banking association
Lenders:            JPMORGAN CHASE BANK, N.A., a national
banking association

RECITALS
A.The Lenders have extended to Borrower a revolving line of credit ("Loan") in a maximum principal amount not to exceed $50,000,000.00 at any time pursuant to that Borrowing Base Revolving Line of Credit Agreement dated December 8, 2011, among Borrower, Administrative Agent and the Lenders defined therein, as modified by that Modification Agreement (the "First Modification") dated March  20, 2012 (as modified, the "Loan Agreement"), and evidenced by the Notes. The unpaid principal of the Loan as of September 6, 2012 was $21,440,300.00. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.

B.The Loan is secured by the property described in certain of the Loan Documents.

C.The following Repayment Guaranties (severally and collectively, the "Repayment Guaranty") were executed and delivered by the following Guarantors to Administrative Agent for the benefit of the Lenders: (i) Repayment Guaranties dated as of December 8, 2011, executed by COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation, COLE WG ALBUQUERQUE (3400 COORS) NM, LLC, a Delaware limited liability company, COLE CV AUSTIN TX, LLC, a Delaware limited liability company, COLE TS LOCKHART TX, LLC, a Delaware limited liability company, and COLE WG REIDSVILLE NC, LLC, a Delaware limited liability company; (ii) Repayment Guaranties dated as of December 9, 2011, executed by COLE TS BRUNSWICK GA, LLC, a Delaware limited liability company, COLE CV ERIE PA, LLC, a Delaware limited liability company, COLE CV MANSFIELD OH, LLC, a Delaware limited liability company, and COLE MT SAN ANTONIO TX, LLC, a Delaware limited liability company; and (iii) Repayment Guaranty dated as of December 20, 2011, executed by COLE AA MACOMB TOWNSHIP MI, LLC, a Delaware limited liability company.
D.Borrower has requested that Administrative Agent and the Lenders modify the Loan and the Loan Documents as provided herein. Administrative Agent and the Lenders are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.
AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

SECTION 1.	ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

SECTION 2.	MODIFICATION OF LOAN DOCUMENTS.
2.1The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended in their entirety to read as follows:
"Applicable Margin" means, for any day, (a) with respect to Eurodollar Borrowings, the rate per annum set forth below under the heading "Eurodollar Margin" opposite the applicable period then in effect, and (b) with respect to Floating Rate Borrowings, the rate per annum set forth below under the heading "Floating Rate Margin" opposite the applicable period then in effect; provided, however, that no reduction in the Applicable Margin shall occur after the occurrence and during the continuance of a Default:

Period	Eurodollar Margin	Floating Rate Margin

Tier 1 Period	2.70%	1.70%
Tier 2 Period	2.55%	1.55%
"Cost Advance" means, for each Qualified Property (i) during the Tier 1 Period, seventy percent (70%) of the Acquisition Costs of such Qualified Property as reasonably determined by Administrative Agent, and (ii) during the Tier 2 Period, sixty-five percent (65%) of the Acquisition Costs of such Qualified Property as reasonably determined by Administrative Agent.
"Debt Coverage Amount" means (i) during the Tier 1 Period, the greater of (a) a 9.50% Debt Yield, and (b) a Debt Service Coverage Ratio of 1.15 to 1.0, and (ii) during the Tier 2 Period, the greater of (a) a 10.25% Debt Yield, and (b) a Debt Service Coverage Ratio of 1.25 to 1.0.
"EBITDA" means, with respect to the Consolidated Group for any period, consolidated net income of the Consolidated Group as determined in accordance with GAAP, as adjusted by adding or deducting for, as appropriate, any adjustment made under GAAP during such period for interest, taxes, depreciation, amortization, straight lining of rents, gains or losses from sales of assets, extraordinary items, impairment of real estate assets, other non-cash items, fees and expenses associated with the transaction contemplated by this Agreement, managements fees and expenses and real estate acquisition costs and expenses and the Consolidated Group Pro Rata Share of interest, taxes, depreciation, amortization, straight lining of rents, gains or losses from sales of assets, extraordinary items, impairment of real estate assets, other non-cash items, management fees and expenses and real estate acquisition costs and expenses for the Investment Affiliates. To the extent previously adjusted, all of the above described modifiers to such consolidated net income are as derived from CREIS's books and records, which books and records are to be maintained in accordance with GAAP.
"First Adjustment Date" means the earlier of (i) January 8, 2013, or (ii) provided that Borrower is in compliance with the terms and provisions of this Agreement and no Event of Default or Unmatured Event of Default shall exist, the date selected by Borrower by written notice to Administrative Agent. Any such election by Borrower shall be irrevocable.
"Value Advance" means, for each Qualified Property (i) during the Tier 1 Period, seventy percent (70%) of the Appraised Value of such Qualified Property as determined by Administrative Agent from time to time in accordance with this Agreement, and (ii) during the Tier 2 Period, sixty-five percent (65%) of the Appraised Value of such Qualified Property as determined by Administrative Agent from time to time in accordance with this Agreement.
2.2The following definitions are hereby intentionally deleted from Section 1.1 of the Loan Agreement:
"CMBS Securities"
"Second Adjustment Date"
"Tier 3 Period"
2.3Section 3.2(a)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:
(ii)    Not less than sixty-five percent (65%) of the aggregate NOI of the Qualified Properties comprising Eligible Collateral (as adjusted if necessary to take into account the applicable pro rata share of expenses for Multi-Tenant Properties) shall be attributable to Leases with Credit Tenants;
2.4Section 4.2(c) of the Loan Agreement is hereby intentionally deleted in its entirety.
2.5Section 6.16(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b)    Leverage Requirement. As of the end of each fiscal quarter of CREIS' commencing with the fiscal quarter ending September 30, 2011, Total Liabilities shall not exceed (i) 75% of CREIS' Total Asset Value during the Tier 1 Period, and (ii) 70% of CREIS' Total Asset Value during the Tier 2 Period.

2.6The last provision of Section 7.8(i) of the Loan Agreement, immediately following clause (iv), is hereby amended in its entirety to read as follows:
provided, that, notwithstanding anything to the contrary contained herein, the value of the Investments permitted pursuant to clauses (i)-(iv) above shall not, in any case, exceed an amount equal to 30% of CREIS' Total Asset Value provided, that no Blackrock Investments shall be applied to such limitation or any other limitation under this Subsection (i); and
2.7Section 2.3 of the First Modification is hereby intentionally deleted in its entirety.
2.8This Agreement shall constitute one of the Loan Documents as that term is defined in the Loan Agreement.
2.9Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.	RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4.	BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Administrative Agent and the Lenders:
4.1No Event of Default or Unmatured Event of Default has occurred and is continuing.
4.2There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.
4.3All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.
4.4As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
4.5The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

4.6Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.	CONDITIONS PRECEDENT.
The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:
5.1An original of this Agreement fully executed by Borrower;
5.2An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;
5.3Such other documents as Administrative Agent or the Lenders may reasonably request;
5.4Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of Borrower, and the authority of any person executing this Agreement or other documents on behalf of Borrower; and
5.5Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 6.	INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Loan Agreement. The terms of this Agreement shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.

SECTION 7.	BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8.	CHOICE OF LAW.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF THE STATE OF ARIZONA.

SECTION 9.	COUNTERPART EXECUTION.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
DATED as of the date first above stated.
BORROWER:

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership

BY:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation, General Partner

By: /s/ D. KirkMcAllaster, Jr.
Name:    D. Kirk McAllaster, Jr.
Title:    Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A., a national banking association

By: /s/ Ryan M. Dempsey
Name:    Ryan M. Dempsey
Title:    Authorized Officer

CONSENT AND AGREEMENT OF GUARANTOR
With respect to the Second Modification Agreement, dated September 6, 2012 (the "Agreement"), among COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Borrower"), the Lenders a party thereto and JPMORGAN CHASE BANK, N.A., a national banking association ("Administrative Agent") (as Administrative Agent for the Lenders (the "Lenders")), the undersigned (severally and collectively "Guarantor") agrees for the benefit of Lenders as follows:
1.Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) its Repayment Guaranty as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to such Repayment Guaranty, (including, without limitation, any environmental indemnity agreement previously executed and delivered by the undersigned), as modified herein. Each Repayment Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."
2.Guarantor consents to the modification of the Loan Documents as provided in the Agreement and all other matters in the Agreement.
3.Guarantor agrees that all references, if any, to the Notes, the Loan Agreement and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified and/or replaced by or pursuant to the Agreement.
4.Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor.
5.Guarantor agrees that the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, are the legal, valid, and binding obligations of the undersigned, enforceable in accordance with their terms against the undersigned, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
6.Guarantor agrees that, as of the date hereof, Guarantor knows of no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.
7.Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Administrative Agent.
8.Guarantor agrees that this Consent and Agreement of Guarantor may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.
DATED as of the date of the Agreement.
GUARANTOR:

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation

By: /s/ D. KirkMcAllaster, Jr.
Name:    D. Kirk McAllaster, Jr.
Title:    Chief Financial Officer

COLE WG ALBUQUERQUE (3400 COORS) NM, LLC, a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE CV AUSTIN TX, LLC, a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE TS LOCKHART TX, LLC, a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE WG REIDSVILLE NC, LLC, a Delaware limited liability company

By: Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE TS BRUNSWICK GA, LLC, a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE CV ERIE PA, LLC, a Delaware limited liability company

By: Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE CV MANSFIELD OH, LLC, a Delaware limited liability company

By: Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE MT SAN ANTONIO TX, LLC, a Delaware limited liability company

By: Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President

COLE AA MACOMB TOWNSHIP MI, LLC, a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, its Manager

By: /s/ John M. Pons
Name:    John M. Pons
Title:    Executive Vice President